                                                                   Exhibit 10.13

                                                        DATED:  NOVEMBER 9, 2005

         NEITHER THIS DEBENTURE NOR THE SECURITIES  INTO WHICH THIS DEBENTURE IS
         CONVERTIBLE  HAVE BEEN  REGISTERED  WITH THE  SECURITIES  AND  EXCHANGE
         COMMISSION OR THE  SECURITIES  COMMISSION OF ANY STATE IN RELIANCE UPON
         AN EXEMPTION  FROM  REGISTRATION  UNDER THE  SECURITIES ACT OF 1933, AS
         AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR
         SOLD EXCEPT PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE
         SECURITIES  ACT OR PURSUANT TO AN  AVAILABLE  EXEMPTION  FROM,  OR IN A
         TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF THE
         SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. HHF-1                                                             $1,938,246

                              ENCLAVES GROUP, INC.

                          SECURED CONVERTIBLE DEBENTURE

                              DUE JANUARY 15, 2007

         This  Secured  Convertible  Debenture  (the  "DEBENTURE")  is issued on
November 9, 2005 by ENCLAVES  GROUP,  INC.  (f/k/a  Alliance  Towers,  Inc.),  a
Delaware  corporation  (the  "OBLIGOR"),  to HIGHGATE  HOUSE  FUNDS,  LTD.  (the
"HOLDER"),   pursuant  to  that  certain  Securities   Purchase  Agreement  (the
"SECURITIES  PURCHASE  AGREEMENT") dated December 28, 2004 by and among Enclaves
Group,  Inc.  ("ENCLAVES") and the Buyers listed on Schedule I attached thereto.
Enclaves  issued to  Montgomery  Equity  Partners,  Ltd. on December  28, 2004 a
secured  debenture  in the  amount  of  Seven  Hundred  Fifty  Thousand  Dollars
($750,000)  (the  "DECEMBER  2004  DEBENTURE"),  on January 13,  2005, a secured debenture in the amount of One Million Dollars  ($1,000,000)  (the "JANUARY 2005
DEBENTURE"),  and on May 16,  2005,  a secured  debenture in the amount of Three
Million  Seven  Hundred   Eighty  One  Thousand  One  Hundred   Thirty   Dollars
($3,781,130)  (the "MAY 2005  DEBENTURE"),  reflecting the  consolidation of the
December  2004  Debenture  and the January  2005  Debenture  (including  accrued interest  through May 16,  2005) plus  additional  new funding in the  principal amount of Two  Million  Dollars  ($2,000,000)  (collectively  referred to as the
"PRIOR DEBENTURES"). Montgomery Equity Partners, Ltd. assigned the amount of One
Million Seven Hundred Thousand  Dollars  ($1,750,000) of the Prior Debentures to
the Holder  pursuant  to the  Assignment  Agreement  dated  August 12, 2005 (the
"HIGHGATE  ASSIGNMENT").  Enclaves was acquired by the Obligor  (f/k/a  Alliance
Towers, Inc., a Florida corporation) on April 27, 2005 (the "ACQUISITION").  The obligations of Enclaves under the  Securities  Purchase  Agreement and the Prior
Debentures  issued  thereto  have been  assumed by the  Obligor  pursuant to the
Assignment  and Assumption  Agreement  dated as of July 1, 2005, by and Enclaves and the  Obligor  and  acknowledged  by the  Holder.  This  Debenture  is  being re-issued  to the Holder to reflect  the  Highgate  Assignment  and  accrued and unpaid  interest  to the date  hereof  ($52,116.35  as and for  interest  on the principal amount of $1,781,130 from August 12, 2005 through the date hereof) and to reflect liquidated  damages in the amount of $105,000,  for a total principal sum of One Million Nine  Hundred  Thirty  Eight  Thousand Two Hundred  Forty Six
Dollars ($1,938,246).

         FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its  successors and assigns the principal sum of One Million Nine Hundred Thirty
Eight Thousand Two Hundred Forty Six Dollars ($1,938,246), together with accrued but unpaid interest on the following terms:

         PAYMENTS.  Interest on the outstanding  principal  balance hereof shall begin to accrue from the date hereof and shall be due and  payable  monthly,  in arrears, as set forth below (each, an "INTEREST PAYMENT DATE").  Principal shall be due and payable in 12 equal  installments  of $161,520.50  each, plus accrued interest and a redemption  premium equal to 12%  ("REDEMPTION  PREMIUM") of each such  installment or the highest rate permitted by applicable law, if lower. The installments of principal shall be due and payable  commencing January 15, 2006, and  subsequent  installments  shall be due and payable on the  fifteenth day of each calendar month thereafter  ("PRINCIPAL PAYMENT DATE") until the outstanding principal balance is paid in full; however, all amounts of outstanding principal shall be paid in full no later than January 15, 2007 (the "MATURITY DATE").  All payments  in  respect  of the  indebtedness  evidenced  hereby  shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses  owing under or in connection  with this Debenture in such order as the Holder  elects,  except that payments  shall be applied to accrued  interest before principal. Notwithstanding the foregoing, this Debenture shall become due and immediately  payable,  including all accrued but unpaid  interest,  upon the closing of a Funding  Event (as  defined in SECTION 4 hereof) or  pursuant to an
Event of Default (as defined in SECTION 2 hereof).

         INTEREST.  Interest shall accrue on the outstanding  principal  balance hereof at an annual rate equal to 12%. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder will be paid to the Holder or its assignee
(as  defined in SECTION 4) in whose name this  Debenture  is  registered  on the records of the Obligor  regarding  registration and transfers of Debentures (the
"DEBENTURE REGISTER").

         RIGHT OF  REDEMPTION.  The Obligor at its option  shall have the right, with three (3) business days advance written notice,  to redeem a portion or all amounts  outstanding  under this  Debenture  prior to the  Maturity  Date or any
Principal  Payment  date.  The  Redemption  Premium  shall apply to all payments whether on, before, or after any Principal Payment Date.

         So long as any portion of this  Debenture is  outstanding,  the Obligor shall not redeem this  Debenture  with the  proceeds of the Amended and Restated
Standby Equity  Distribution  Agreement  between the Company and Cornell Capital
Partners, LP of even date herewith.

         SECURITY  AGREEMENT.  This Debenture is secured by a Security Agreement
(the "SECURITY  AGREEMENT")  dated December 28, 2004 between the Obligor and the
Holder.  In addition,  this  Debenture is secured by the mortgages  given to the
Holder for the North Fort Myers,  Florida  and  Mesquite  and Fort Worth,  Texas
properties as more fully  described in the Securities  Purchase  Agreement dated
December 28, 2004.

         CONSENT OF HOLDER TO SELL CAPITAL  STOCK OR GRANT  SECURITY  INTERESTS.
Prior to the  Obligor's  Common Stock being listed on the  Principal  Market (as defined in the Standby Equity  Distribution  Agreement dated December 28, 2004), the Obligor shall not issue shares of Common Stock or Preferred  Stock except as provided  by the  merger and share  exchange  with  Alliance  Towers,  Inc.  and described in the Obligor's 8-K filing dated May 2, 2005, or otherwise  permitted herein or under the Securities  Purchase  Agreement.  Once the Obligor's  Common
Stock is listed on the  Principal  Market,  so long as any of the  principal  or interest on this  Debenture  remains unpaid and  unconverted,  the Obligor shall not,  without  the prior  consent of the  Holder,  issue or sell (i) any capital stock without  consideration or for a consideration per share less than its fair market value determined  immediately  prior to its issuance,  (ii) issue or sell any preferred stock, warrant,  option, right, contract,  call, or other security or  instrument  granting  the holder  thereof the right to acquire  Common Stock without  consideration  or for a  consideration  per share less than such Common
Stock's fair market value or the preferred  stock's  conversion price determined immediately  prior to its  issuance,  (iii) enter into any  security  instrument granting  the holder a security  interest  in any of the assets of the  Obligor, except for any security  instrument  granting the holder a security  interest in any and all assets of the Obligor in connection  with permanent or  construction financing obtained for the development of any real property, or for any security instruments of a non-material  nature or entered into in the ordinary  course of business,  provided  that in each case the Obligor gives the Holder prior notice of such security interest, or (iv) file any registration statement on Form S-8.

         This Debenture is subject to the following additional provisions:

         SECTION  1.  This  Debenture  is  exchangeable  for an equal  aggregate principal  amount  of  Debentures  of  different  authorized  denominations,  as requested by the Holder  surrendering  the same. No service  charge will be made for such registration of transfer or exchange.

         SECTION 2.   EVENTS OF DEFAULT.

         (a) An "EVENT OF DEFAULT",  wherever used herein,  means any one of the following  events  (whatever  the reason and  whether it shall be  voluntary  or involuntary or effected by operation of law or pursuant to any judgment,  decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

             (i) Any default in the payment of the principal of,  interest on or other charges in respect of this Debenture,  free of any claim of subordination, as and when the same shall become due and payable (whether on an installment,  a
Principal  Payment  Date,  an Interest  Payment  Date, a Conversion  Date or the
Maturity Date or by acceleration or otherwise);

             (ii) The  Obligor  shall  fail to  observe  or  perform  any  other covenant,  agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture  (except as may be covered by SECTION
2(A)(I) hereof) or any  Transaction  Document (as defined in SECTION 4) which is not cured with in the time prescribed;

             (iii) The Obligor or any subsidiary of the Obligor shall  commence, or there shall be commenced against the Obligor or any subsidiary of the Obligor under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any  successor  thereto,  or the  Obligor or any  subsidiary  of the  Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt,  relief of debtors,  dissolution,  insolvency or liquidation or similar law of any  jurisdiction  whether  now or  hereafter  in effect  relating to the
Obligor or any  subsidiary  of the  Obligor or there is  commenced  against  the
Obligor or any  subsidiary  of the Obligor any such  bankruptcy,  insolvency  or other  proceeding  which  remains  undismissed  for a period of 61 days;  or the
Obligor or any subsidiary of the Obligor is  adjudicated  insolvent or bankrupt;
or any order of relief or other order  approving  any such case or proceeding is entered; or the Obligor or any subsidiary of the Obligor suffers any appointment of any custodian,  private or court appointed receiver or the like for it or any substantial part of its property which continues  undischarged or unstayed for a period of sixty one (61) days;  or the Obligor or any  subsidiary of the Obligor makes a general  assignment for the benefit of creditors;  or the Obligor or any subsidiary of the Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay,  its debts  generally as they become due; or the
Obligor or any  subsidiary  of the Obligor shall call a meeting of its creditors with a view to  arranging a  composition,  adjustment  or  restructuring  of its debts;  or the  Obligor or any  subsidiary  of the  Obligor  shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the  foregoing;  or any corporate or other action is taken by the Obligor or any  subsidiary  of the  Obligor  for the  purpose  of  effecting  any of the foregoing;

             (iv) The Obligor or any  subsidiary of the Obligor shall default in any of its obligations  under any other Debenture,  including but not limited to the  Amended and  Restated  Secured  Debenture  issued by the Obligor to Cornell
Capital  Partners,  LP of even date herewith,  the Amended and Restated  Secured
Debenture issued by the Obligor to Montgomery Equity Partners, Ltd. of even date herewith,  or any  mortgage,  credit  agreement  or  other  facility,  indenture agreement,  factoring  agreement  or other  instrument  under which there may be issued,  or by which  there may be secured or  evidenced  any  indebtedness  for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any subsidiary of the Obligor in an amount exceeding $100,000, whether  such  indebtedness  now exists or shall  hereafter  be created and such default  shall result in such  indebtedness  becoming or being  declared due and payable prior to the date on which it would otherwise become due and payable;

             (v) The Common Stock shall cease to be quoted for trading or listed for trading on the Nasdaq OTC Bulletin Board ("OTC"),  Nasdaq  SmallCap  Market,
New York Stock  Exchange,  American Stock Exchange or the Nasdaq National Market
(each,  a  "SUBSEQUENT  MARKET")  and shall  not  again be quoted or listed  for trading thereon within five (5) Trading Days of such delisting;

             (vi) The Obligor or any  subsidiary of the Obligor shall be a party to any Change of Control Transaction (as defined in SECTION 4);

             (vii)  The  Obligor  shall  fail  to  file  the  Underlying  Shares
Registration Statement (as defined in SECTION 4) with the Commission (as defined in SECTION 4), or the Underlying  Shares  Registration  Statement shall not have been declared effective by the Commission,  in each case within the time periods set forth in the Amended and Restated Investor  Registration Rights Agreement of
even date herewith between the Obligor and the Holder;

             (viii) If the effectiveness of the Underlying  Shares  Registration
Statement  lapses for any reason or the Holder  shall not be permitted to resell the shares of Common Stock underlying this Debenture under the Underlying Shares
Registration  Statement,  in either  case,  for more  than five (5)  consecutive
Trading  Days  or an  aggregate  of  eight  Trading  Days  (which  need  not  be consecutive Trading Days);

             (ix) The Obligor shall fail for any reason to deliver  Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion
Date or the Obligor  shall  provide  notice to the Holder,  including  by way of public  announcement,  at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof;

             (x) The Obligor shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within three (3) days after notice is claimed delivered hereunder;

             (xi) A material  breach of the  Guaranty  Agreement  with Homes for
America Holdings, Inc. dated December 28, 2004;

             (xii) A material  breach of the  mortgages  given to the Holder for the Fort Myers,  Florida and Mesquite and Fort Worth,  Texas  properties  or any other  mortgage  given by the  Obligor  to the  Holder  before or after the date hereof; or

             (xiii) A material  breach by the Obligor of its  obligations  under the Securities Purchase Agreement and the Escrow Agreement,  both dated December
28, 2004, the Amended and Restated Security Agreement,  the Amended and Restated
Investor Registration Rights Agreement, the Transfer Agent Instructions,  or any
other  agreement  entered  into on the date  hereof  between the Obligor and the
Holder which is not cured by the Obligor  within ten (10) days after  receipt of written notice thereof,

          (b) During the time that any portion of this Debenture is outstanding, if any  Event of  Default  has  occurred,  the  full  principal  amount  of this
Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election,  immediately due and payable in cash, PROVIDED HOWEVER, the Holder may request (but shall have no obligation  to request)  payment of such amounts in Common Stock of the Obligor.
If an Event of Default occurs and remains uncured, the Conversion Price shall be reduced to ninety  percent (90%) of the  Conversion  Price defined  herein.  In addition  to any other  remedies,  the Holder  shall have the right (but not the obligation)  to convert this Debenture at any time after (x) an Event of Default or (y) the Maturity Date at the Conversion Price then in-effect. The Holder need not provide and the Obligor hereby waives any  presentment,  demand,  protest or other notice of any kind, and the Holder may immediately and without  expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment  shall affect any subsequent  Event of Default or impair any right  consequent  thereon.  Upon an Event of Default,  notwithstanding  any other provision of this Debenture or any Transaction Document,  the Holder shall have no obligation to comply with or adhere to any  limitations,  if any, on the conversion of this Debenture or the sale of the Underlying Shares.

         SECTION 3.        CONVERSION.

         (a) (i) CONVERSION AT OPTION OF HOLDER.

             (A) This Debenture shall be convertible into shares of Common Stock at the  option of the  Holder,  in whole or in part at any time and from time to time,  after the  Original  Issue Date (as defined in Section 4) (subject to the limitations on conversion set forth in SECTION 3(A)(II)  hereof).  The number of shares of Common Stock  issuable upon a conversion  hereunder  equals the sum of
(i) the  quotient  obtained  by  dividing  (x) the  outstanding  amount  of this
Debenture  to be converted  by (y) the  Conversion  Price (as defined in SECTION
3(C)(I)).  The Obligor shall  deliver  Common Stock  certificates  to the Holder prior to the Fifth (5th) Trading Day after a Conversion Date.

             (B) Notwithstanding  anything to the contrary  contained herein, if on any  Conversion  Date:  (1) the number of shares of Common  Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is  insufficient  to pay  principal  and interest  hereunder in shares of Common
Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a  Subsequent  Market;  (3)  the  Obligor  has  failed  to  timely  satisfy  its conversion; or (4) the issuance of such shares of Common Stock would result in a violation of SECTION 3(A)(II),  then, at the option of the Holder,  the Obligor, in lieu of  delivering  shares of Common Stock  pursuant to SECTION  3(A)(I)(A), shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted  plus any interest  due therein  divided by the  Conversion  Price and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

         Further,  if the  Obligor  shall  not  have  delivered  any cash due in respect of conversion of this Debenture or as payment of interest thereon by the fifth (5th) Trading Day after the Conversion  Date, the Holder may, by notice to the Obligor,  require the Obligor to issue  shares of Common  Stock  pursuant to
SECTION  3(C),  except that for such  purpose the  Conversion  Price  applicable thereto shall be the lesser of the Conversion  Price on the Conversion  Date and the Conversion Price on the date of such Holder demand.  Any such shares will be subject to the provisions of this Section.

             (C) The  Holder  shall  effect  conversions  by  delivering  to the
Obligor  a  completed  notice  in the  form  attached  hereto  as  Exhibit  A (a
"CONVERSION NOTICE").  The date on which a Conversion Notice is delivered is the
"CONVERSION  DATE." Unless the Holder is converting the entire  principal amount outstanding  under this  Debenture,  the Holder is not  required  to  physically surrender  this  Debenture  to the  Obligor  in  order  to  effect  conversions.
Conversions  hereunder  shall  have  the  effect  of  lowering  the  outstanding principal  amount of this Debenture plus all accrued and unpaid interest thereon in an amount  equal to the  applicable  conversion.  The Holder and the  Obligor shall maintain  records showing the principal  amount  converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the
Holder shall be controlling and determinative in the absence of manifest error.

             (ii) CERTAIN CONVERSION RESTRICTIONS.

                  (A)  A Holder may not convert this Debenture or receive shares of Common Stock as payment of interest  hereunder to the extent such  conversion or receipt of such interest  payment  would result in the Holder,  together with any affiliate  thereof,  beneficially  owning (as determined in accordance  with
Section  13(d) of the  Exchange  Act and the rules  promulgated  thereunder)  in excess of 4.9% of the then  issued  and  outstanding  shares  of  Common  Stock, including  shares  issuable upon conversion of, and payment of interest on, this
Debenture  held by such Holder  after  application  of this  Section.  Since the
Holder  will not be  obligated  to report to the Obligor the number of shares of
Common  Stock it may  hold at the time of a  conversion  hereunder,  unless  the conversion  at issue would  result in the  issuance of shares of Common Stock in excess of 4.9% of the then outstanding  shares of Common Stock without regard to any other shares which may be  beneficially  owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction  contained in this Section will limit any particular  conversion hereunder  and to the extent  that the  Holder  determines  that the  limitation contained in this Section  applies,  the  determination  of which portion of the principal  amount of this Debenture is convertible  shall be the  responsibility and  obligation of the Holder.  If the Holder has delivered a Conversion  Notice for a  principal  amount of this  Debenture  that,  without  regard to any other shares that the Holder or its affiliates may  beneficially  own, would result in the issuance in excess of the  permitted  amount  hereunder,  the Obligor  shall notify the Holder of this fact and shall  honor the  conversion  for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the  periods  described  in SECTION  3(A)(I)(A)  and,  at the option of the
Holder,  either retain any principal amount tendered for conversion in excess of the  permitted  amount  hereunder for future  conversions  or return such excess principal amount to the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other  Holder) upon not less than
65 days prior notice to the Obligor.  Other  Holders  shall be unaffected by any such waiver.

                  (B)  The Holder may not  convert  this  Debenture  at any time after receipt of an Advance  Notice or during the Pricing  Period  applicable to such  Advance  Notice,  as such terms are defined in the  Amended  and  Restated
Standby Equity  Distribution  Agreement of even date herewith by and between the
Obligor and Cornell Capital Partners, LP..

         (b) (i) Nothing  herein shall limit a Holder's  right to pursue  actual damages  or declare  an Event of  Default  pursuant  to SECTION 2 herein for the
Obligor 's failure to deliver  certificates  representing shares of Common Stock upon conversion  within the period  specified  herein and such Holder shall have the right to pursue all remedies  available to it at law or in equity including, without limitation,  a decree of specific  performance and/or injunctive relief, in each case  without  the need to post a bond or provide  other  security.  The exercise  of any such  rights  shall not  prohibit  the Holder  from  seeking to enforce damages pursuant to any other Section hereof or under applicable law.

             (ii) In addition to any other rights  available  to the Holder,  if the Obligor  fails to deliver to the Holder  such  certificate  or  certificates pursuant to SECTION  3(A)(I)(A)  by the fifth  Trading Day after the  Conversion
Date, and if after such fifth (5th) Trading Day the Holder purchases (in an open market  transaction or otherwise)  Common Stock to deliver in  satisfaction of a sale by such  Holder  of the  Underlying  Shares  which the  Holder  anticipated receiving upon such  conversion (a "BUY-IN"),  then the Obligor shall (A) pay in cash to the Holder (in addition to any  remedies  available to or elected by the
Holder) the amount by which (x) the Holder's  total  purchase  price  (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the  aggregate  number of shares of Common Stock that such Holder anticipated  receiving from the conversion at issue multiplied by (2) the market price of the Common  Stock at the time of the sale giving rise to such  purchase obligation  and (B) at the option of the Holder,  either  reissue a Debenture in the principal amount equal to the principal  amount of the attempted  conversion or deliver  to the  Holder the number of shares of Common  Stock that would have been issued had the Obligor timely complied with its delivery requirements under
SECTION  3(A)(I)(A).  For example, if the Holder purchases Common Stock having a total  purchase  price of $11,000 to cover a Buy-In with respect to an attempted conversion  of  Debentures  with  respect  to  which  the  market  price  of the
Underlying  Shares on the date of conversion was a total of $10,000 under clause
(A) of the immediately preceding sentence,  the Obligor shall be required to pay the  Holder  $1,000.  The  Holder  shall  provide  the  Obligor  written  notice indicating the amounts payable to the Holder in respect of the Buy-In.

         (c) (i) The conversion price (the "CONVERSION  PRICE") in effect on any
Conversion  Date shall be equal to one  hundred  percent  (100%) of the average closing bid price of the Common Stock,  as quoted by Bloomberg,  LP for the five
(5) trading  days  immediately  preceding  the filing of the  Underlying  Shares
Registration  Statement,  which conversion price may be adjusted pursuant to the other terms of this Debenture.

             (ii)  If  the  Obligor,   at  any  time  while  this  Debenture  is
outstanding,  shall (a) pay a stock dividend or otherwise make a distribution or distributions  on  shares  of its  Common  Stock or any  other  equity or equity
equivalent   securities  payable  in  shares  of  Common  Stock,  (b)  subdivide outstanding  shares of Common Stock into a larger number of shares,  (c) combine
(including  by way of reverse  stock split)  outstanding  shares of Common Stock into a smaller number of shares, or (d) issue by  reclassification  of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion
Price  shall be  multiplied  by a fraction of which the  numerator  shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator  shall be the number of shares of
Common Stock  outstanding after such event. Any adjustment made pursuant to this
Section  shall  become  effective  immediately  after  the  record  date for the determination of stockholders  entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

             (iii)  If  the  Obligor,  at  any  time  while  this  Debenture  is outstanding,  shall issue  rights,  options or warrants to all holders of Common
Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the  Conversion  Price,  then the
Conversion  Price shall be  multiplied by a fraction,  of which the  denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any)  outstanding  on the date of issuance of such rights or warrants  (plus the number  of  additional  shares of  Common  Stock  offered  for  subscription  or purchase),  and of which  the  numerator  shall be the  number  of shares of the
Common Stock  (excluding  treasury  shares,  if any)  outstanding on the date of issuance  of such  rights or  warrants,  plus the  number  of  shares  which the aggregate offering price of the total number of shares so offered would purchase at the Conversion  Price.  Such adjustment shall be made whenever such rights or warrants are issued,  and shall become  effective  immediately  after the record date for the  determination  of  stockholders  entitled to receive  such rights, options or warrants.  However,  upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an  adjustment in the  Conversion  Price  pursuant to this Section,  if any such right,  option or warrant  shall expire and shall not have been  exercised,  the
Conversion  Price shall  immediately  upon such  expiration  be  recomputed  and effective  immediately  upon such  expiration be increased to the price which it would have been (but  reflecting any other  adjustments in the Conversion  Price made  pursuant to the  provisions  of this  Section  after the  issuance of such rights or warrants)  had the  adjustment of the  Conversion  Price made upon the issuance of such rights,  options or warrants been made on the basis of offering for  subscription  or purchase  only that  number of shares of the Common  Stock actually  purchased  upon the  exercise  of such  rights,  options  or  warrants actually exercised.

             (iv) If the Obligor or any subsidiary  thereof,  as applicable,  at any time while this Debenture is outstanding, shall issue shares of Common Stock or rights,  warrants,  options or other  securities or debt that are convertible into or  exchangeable  for shares of Common Stock ("COMMON  STOCK  EQUIVALENTS")
entitling  any Person to acquire  shares of Common  Stock,  at a price per share less than the  Conversion  Price (if the  holder of the  Common  Stock or Common
Stock  Equivalent so issued shall at any time,  whether by operation of purchase price adjustments, reset provisions,  floating conversion,  exercise or exchange prices or  otherwise,  or due to warrants,  options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common
Stock at a price  per  share  which  is less  than the  Conversion  Price,  such issuance shall be deemed to have occurred for less than the  Conversion  Price), then, at the sole option of the Holder,  the Conversion  Price shall be adjusted to mirror the  conversion,  exchange or purchase  price for such Common Stock or
Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock  Equivalents are issued.  The Obligor  shall notify the Holder in writing,  no later than one
(1)  business  day  following  the  issuance of any Common Stock or Common Stock
Equivalent subject to this Section,  indicating therein the applicable  issuance price, or of applicable reset price, exchange price,  conversion price and other pricing  terms.  No  adjustment  under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory  purposes  pursuant to any of the  Obligor's  stock option or stock purchase plans.

             (v)  If  the  Obligor,   at  any  time  while  this   Debenture  is
outstanding,  shall  distribute  to all holders of Common  Stock (and not to the
Holder)  evidences  of its  indebtedness  or assets or  rights  or  warrants  to subscribe  for or purchase any security,  then in each such case the  Conversion
Price  at  which  this  Debenture  shall  thereafter  be  convertible  shall  be determined by multiplying the Conversion  Price in effect  immediately  prior to the record date fixed for determination of stockholders entitled to receive such distribution  by a fraction  of which the  denominator  shall be the Closing Bid
Price  determined  as of the  record  date  mentioned  above,  and of which  the numerator shall be such Closing Bid Price on such record date less the then fair market  value at such  record  date of the portion of such assets or evidence of indebtedness so distributed  applicable to one  outstanding  share of the Common
Stock as determined by the Board of Directors in good faith.  In either case the adjustments  shall be  described  in a  statement  provided to the Holder of the
portion  of  assets  or  evidences  of   indebtedness  so  distributed  or  such

subscription  rights  applicable to one share of Common Stock.  Such  adjustment shall be made whenever any such  distribution is made and shall become effective immediately after the record date mentioned above.

             (vi) In case of any  reclassification  of the  Common  Stock or any compulsory  share exchange  pursuant to which the Common Stock is converted into other securities,  cash or property,  the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding  principal amount,  together with all accrued but unpaid  interest and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following  such  reclassification  or share  exchange,  and the  Holder  of this
Debenture  shall  be  entitled  upon  such  event  to  receive  such  amount  of securities,  cash or property  as the shares of the Common  Stock of the Obligor into which the then outstanding principal amount,  together with all accrued but unpaid  interest and any other  amounts then owing  hereunder in respect of this
Debenture could have been converted  immediately prior to such  reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Debenture,  plus all interest and other amounts due and payable  thereon.  The entire  prepayment price shall be paid in cash. This provision shall  similarly apply to successive  reclassifications  or share exchanges.

             (vii) The Obligor  shall  maintain a share reserve of not less than
500% of the shares of Common Stock issuable upon  conversion of this  Debenture;
and within three (3)  Business  Days  following  the receipt by the Obligor of a
Holder's  notice  that  such  minimum  number  of  Underlying  Shares  is not so reserved,  the Obligor shall promptly  reserve a sufficient  number of shares of
Common Stock to comply with such requirement.

             (viii) All calculations under this SECTION 3 shall be rounded up to the nearest $0.001 of a share.

             (ix)  Whenever  the  Conversion  is adjusted  pursuant to SECTION 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the
Conversion  Price after such  adjustment and setting forth a brief  statement of the facts requiring such adjustment.

             (x) If (A) the  Obligor  shall  declare  a  dividend  (or any other distribution)  on the Common  Stock;  (B) the  Obligor  shall  declare a special nonrecurring  cash  dividend on or a  redemption  of the Common  Stock;  (C) the
Obligor  shall  authorize the granting to all holders of the Common Stock rights or warrants to  subscribe  for or  purchase  any shares of capital  stock of any class or of any  rights;  (D) the  approval of any  stockholders  of the Obligor shall be required in connection with any  reclassification  of the Common Stock, any  consolidation  or  merger  to which  the  Obligor  is a party,  any sale or transfer  of all or  substantially  all of the  assets  of the  Obligor,  of any compulsory  share  exchange  whereby the Common  Stock is  converted  into other securities,  cash or property;  or (E) the Obligor shall authorize the voluntary or  involuntary  dissolution,  liquidation  or winding up of the  affairs of the
Obligor;  then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture,  and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the  Obligor,  at least  twenty (20)  calendar  days prior to the applicable record or effective date hereinafter  specified, a notice stating (x)
the date on which a record  is to be taken  for the  purpose  of such  dividend, distribution, redemption, rights or warrants, or if a record is not to be taken,

                                       10

the date as of which the holders of the Common Stock of record to be entitled to
such  dividend,  distributions,   redemption,  rights  or  warrants  are  to  be
determined  or (y)  the  date on  which  such  reclassification,  consolidation, merger,  sale,  transfer or share  exchange is expected to become  effective  or close,  and the date as of which it is expected that holders of the Common Stock of record  shall be entitled to exchange  their  shares of the Common  Stock for securities,  cash or other  property  deliverable  upon  such  reclassification, consolidation,  merger,  sale,  transfer or share exchange,  provided,  that the failure to mail such  notice or any defect  therein  or in the  mailing  thereof shall not affect the validity of the corporate  action  required to be specified in such  notice.  The Holder is entitled to convert  this  Debenture  during the
20-day calendar period  commencing the date of such notice to the effective date of the event triggering such notice.

             (xi) In case of any (1) merger or  consolidation  of the Obligor or any  subsidiary of the Obligor with or into another  Person,  or (2) sale by the
Obligor or any  subsidiary of the Obligor of more than one-half of the assets of the Obligor in one or a series of related transactions,  a Holder shall have the right to (A) exercise any rights under SECTION  2(B),  (B) convert the aggregate amount of this  Debenture  then  outstanding  into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of
Common Stock following such merger, consolidation or sale, and such Holder shall be entitled  upon such event or series of related  events to receive such amount of  securities,  cash and property as the shares of Common Stock into which such
aggregate   principal  amount  of  this  Debenture  could  have  been  converted immediately  prior to such  merger,  consolidation  or  sales  would  have  been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible  Debenture  with a principal  amount equal to the  aggregate  principal  amount of this  Debenture  then held by such
Holder,  plus all accrued and unpaid  interest and other amounts owing  thereon, which such  newly  issued  convertible  Debenture  shall  have  terms  identical
(including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and  privileges of the Holder of this Debenture set forth  herein and the  agreements  pursuant  to which this  Debentures  were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible  Debentures shall be based upon the amount of securities, cash and property that each share of Common
Stock  would  receive in such  transaction  and the  Conversion  Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger,  sale or consolidation  shall include such terms so as to  continue to give the Holder the right to receive  the  securities,  cash and property set forth in this Section upon any  conversion or redemption  following such event. This provision shall similarly apply to successive such events.

         (d) The Obligor  covenants  that it will at all times  reserve and keep available out of its authorized  and unissued  shares of Common Stock solely for the  purpose of  issuance  upon  conversion  of this  Debenture  and  payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional  requirements  of the  Obligor as to  reservation  of such shares set forth in this  Debenture) be issuable  (taking into account the  adjustments and restrictions  of SECTIONS 2(B) AND 3(C)) upon the conversion of the  outstanding principal  amount of this  Debenture  and  payment of  interest  hereunder.  The
Obligor  covenants  that all shares of Common  Stock  that shall be so  issuable shall,  upon  issue,  be duly and  validly  authorized,  issued and fully  paid,

                                       11

nonassessable  and, if the  Underlying  Shares  Registration  Statement has been declared  effective  under the  Securities  Act,  registered  for public sale in accordance with such Underlying Shares Registration Statement.

         (e) Upon a conversion  hereunder  the Obligor  shall not be required to issue stock certificates  representing  fractions of shares of the Common Stock, but may if  otherwise  permitted,  make a cash  payment  in respect of any final fraction of a share based on the Closing Bid Price at such time.  If the Obligor elects  not,  or is unable,  to make such a cash  payment,  the Holder  shall be entitled to receive,  in lieu of the final fraction of a share,  one whole share of Common Stock.

         (f) The  issuance  of  certificates  for shares of the Common  Stock on conversion of this Debenture  shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such  certificate,  provided  that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer  involved in the issuance and delivery of any such  certificate  upon conversion in a name other than that of the Holder of such  Debenture  so  converted  and the Obligor shall not be required to issue or deliver such certificates  unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the  amount of such tax or shall have  established  to the  satisfaction  of the
Obligor that such tax has been paid.

         (g) Any notices,  consents, waivers or other communications required or permitted  to be given  under the terms  hereof  must be in writing  and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii)
upon receipt,  when sent by facsimile (provided  confirmation of transmission is mechanically or electronically generated and kept on file by the sending party);
or  (iii)  one (1)  trading  day  after  deposit  with a  nationally  recognized overnight  delivery  service,  in each case  properly  addressed to the party to receive the same.  The addresses and facsimile  numbers for such  communications shall be:

If to the Obligor, to:       Enclaves Group, Inc.
                             45 Knollwood Road, Fifth Floor
                             Elmsford, New York 10523
                             Attention:    Daniel G. Hayes
                             Telephone:    (914) 592-2100
                             Facsimile:    (914) 592-2105

With a copy to:              Olshan Grundman Frome Rosenzweig & Wolosky LLP
                             Park Avenue Tower
                             65 East 55th Street
                             New York, NY 10022
                             Attention:    Robert H. Friedman, Esq.
                             Telephone:    (212) 451-2220
                             Facsimile:    (212) 451-2222

                                       12

If to the Holder:            Highgate House Funds, Ltd.
                             101 Hudson Street, Suite 3700
                             Jersey City, NJ 07303
                             Attention:    Mark Angelo
                             Telephone:    (201) 985-8300

With a copy to:              Troy Rillo, Esq.
                             101 Hudson Street - Suite 3700
                             Jersey City, NJ 07302
                             Telephone:    (201) 985-8300
                             Facsimile:    (201) 985-8266

or at such other address and/or facsimile number and/or to the attention of such other person as the  recipient  party has  specified by written  notice given to each other  party three (3)  business  days prior to the  effectiveness  of such change.  Written  confirmation  of receipt  (i) given by the  recipient  of such
notice,   consent,   waiver  or  other   communication,   (ii)  mechanically  or
electronically  generated by the sender's facsimile machine containing the time, date,  recipient  facsimile  number  and an  image  of the  first  page  of such transmission  or (iii) provided by a nationally  recognized  overnight  delivery service, shall be rebuttable evidence of personal service,  receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         SECTION 4.   DEFINITIONS.  For the purposes hereof, the following terms shall have the following meanings:

         "BUSINESS DAY" means any day except Saturday,  Sunday and any day which shall be a federal  legal holiday in the United States or a day on which banking institutions  are  authorized or required by law or other  government  action to close.

         "CHANGE  OF  CONTROL  TRANSACTION"  means  the  occurrence  of  (a)  an acquisition  after the date hereof by an  individual  or legal entity or "group"
(as  described  in Rule  13d-5(b)(1)  promulgated  under  the  Exchange  Act) of effective  control  (whether  through legal or  beneficial  ownership of capital stock of the Obligor,  by contract or  otherwise)  of in excess of fifty percent
(50%) of the voting  securities of the Obligor  (except that the  acquisition of voting  securities  by the  Holder  shall not  constitute  a Change  of  Control
Transaction for purposes hereof),  (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Obligor which is not approved by a majority of those  individuals who are members of the board of  directors  on the date  hereof (or by those  individuals  who are serving as members of the board of directors on any date whose  nomination  to the board of directors  was  approved by a majority of the members of the board of  directors who are members on the date hereof),  (c) the merger,  consolidation  or sale of fifty  percent  (50%) or more of the assets of the Obligor or any  subsidiary of the  Obligor in one or a series of  related  transactions  with or into  another entity, or (d) the execution by the Obligor of an agreement to which the Obligor is a party or by which it is bound,  providing  for any of the  events set forth above in (a), (b) or (c).

         "COMMISSION" means the Securities and Exchange Commission.

                                       13

         "COMMON STOCK" means the common stock, par value $0.001, of the Obligor and stock of any other class into which such shares may  hereafter be changed or reclassified.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FUNDING EVENT" means any transaction or series of transactions  closed after the Original  Issue Date in which the Obligor  raises  $10,000,000 or more through  the  sale of their  equity  securities  or  securities  exercisable  or convertible into equity securities.

         "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of this
Debenture  regardless of the number of transfers and regardless of the number of instruments, which may be issued to evidence such Debenture.

         "CLOSING  BID  PRICE"  means the  price per share in the last  reported trade of the Common Stock on the OTC or on the  exchange  which the Common Stock is then listed as quoted by Bloomberg, LP.

         "PERSON"  means  a   corporation,   an   association,   a  partnership,
organization,  a business, an individual,  a government or political subdivision thereof or a governmental agency.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "TRADING  DAY"  means a day on which the  shares  of  Common  Stock are quoted on the OTC or quoted  or  traded on such  Subsequent  Market on which the shares of Common  Stock are then quoted or listed;  provided,  that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

         "TRANSACTION  DOCUMENTS" means the Securities Purchase Agreement or any other agreement  delivered in connection with the Securities Purchase Agreement, including,  without limitation,  the Escrow Agreement, the Guaranty Agreement by and among Homes For America Holdings,  Inc.,  Cornell Capital  Partners,  LP and
Montgomery Equity Partners, Ltd. and the Investor Registration Rights Agreement,
all dated December 28, 2004 and the mortgages  given to the Holder for the North
Fort Myers,  Florida and Mesquite,  Texas  properties as more fully described in the Securities  Purchase  Agreement  dated December 28, 2004 and the mortgage of even date herewith given to the Holder for the Fort Worth,  Texas property,  and the Amended and Restated Investor  Registration  Rights Agreement,  the Transfer
Agent Instructions, the Amended and Restated Security Agreement and the Guaranty
given by Enclaves Group,  Inc., a wholly owned  subsidiary of the Obligor to the
Holder, all of which are date of even date herewith.

         "UNDERLYING  SHARES"  means the shares of Common  Stock  issuable  upon conversion of this  Debenture or as payment of interest in  accordance  with the terms hereof.

         "UNDERLYING  SHARES   REGISTRATION   STATEMENT"  means  a  registration
statement  meeting  the  requirements  set  forth  in  the  Registration  Rights
Agreement,  covering among other things the resale of the Underlying  Shares and naming the Holder as a "selling stockholder" thereunder.

                                       14

         SECTION 5. Except as expressly  provided  herein,  no provision of this
Debenture  shall  alter or impair  the  obligations  of the  Obligor,  which are absolute and unconditional,  to pay the principal of, interest and other charges
(if any) on, this  Debenture at the time,  place,  and rate,  and in the coin or currency,  herein  prescribed.  This  Debenture  is a direct  obligation  of the
Obligor.  This  Debenture  ranks  pari passu  with all other  Debentures  now or hereafter issued under the terms set forth herein.  As long as this Debenture is outstanding,  the Obligor shall not and shall cause their  subsidiaries  not to, without the consent of the Holder,  (i) amend its certificate of  incorporation, bylaws or other  charter  documents so as to adversely  affect any rights of the
Holder;  (ii)  repay,  repurchase  or offer to repay,  repurchase  or  otherwise acquire shares of its Common Stock or other equity  securities  other than as to the Underlying  Shares to the extent permitted or required under the Transaction
Documents;  or  (iii)  enter  into  any  agreement  with  respect  to any of the foregoing.

         SECTION 6. This  Debenture  shall not  entitle the Holder to any of the rights of a stockholder of the Obligor,  including without limitation, the right to vote, to receive dividends and other distributions,  or to receive any notice of, or to attend,  meetings  of  stockholders  or any other  proceedings  of the
Obligor,  unless  and to the extent  converted  into  shares of Common  Stock in accordance with the terms hereof.

         SECTION 7. If this Debenture is mutilated,  lost,  stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture,  or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated,  lost, stolen or destroyed but only upon receipt of evidence  of such  loss,  theft or  destruction  of such  Debenture,  and of the ownership hereof, and indemnity,  if requested,  all reasonably  satisfactory to the Obligor.

         SECTION 8. No  indebtedness  of the Obligor is senior to this Debenture in  right  of  payment,  whether  with  respect  to  interest,  damages  or upon liquidation  or  dissolution  or otherwise.  Without the Holder's  consent,  the
Obligor will not and will not permit any of their  subsidiaries  to, directly or
indirectly,   enter  into,  create,   incur,  assume  or  suffer  to  exist  any
indebtedness  of any kind,  on or with  respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the obligations of the Obligor under this Debenture.

         SECTION  9.  This  Debenture  shall be  governed  by and  construed  in accordance  with the laws of the State of New Jersey,  without  giving effect to conflicts of laws thereof.  Each of the parties  consents to the jurisdiction of the Superior  Courts of the State of New Jersey  sitting in Hudson  County,  New
Jersey and the U.S.  District  Court for the  District of New Jersey  sitting in
Newark,  New Jersey in connection  with any dispute arising under this Debenture and hereby  waives,  to the maximum  extent  permitted  by law,  any  objection, including  any  objection  based on FORUM NON  CONVENIENS to the bringing of any such proceeding in such jurisdictions.

         SECTION 10. If the Obligor  fails to strictly  comply with the terms of this  Debenture,  then the Obligor shall  reimburse the Holder  promptly for all fees, costs and expenses,  including,  without  limitation,  attorneys' fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted

                                       15

workout,  and/or in  connection  with the  rendering  of legal  advice as to the
Holder's rights, remedies and obligations, (ii) collecting any sums which become due  to the  Holder,  (iii)  defending  or  prosecuting  any  proceeding  or any counterclaim to any proceeding or appeal;  or (iv) the protection,  preservation or enforcement of any rights or remedies of the Holder.

         SECTION  11. Any waiver by the Holder of a breach of any  provision  of this Debenture  shall not operate as or be construed to be a waiver of any other breach  of such  provision  or of any  breach  of any  other  provision  of this
Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more  occasions  shall not be considered a waiver or deprive that party of the right  thereafter  to insist upon strict  adherence to that term or any other term of this Debenture. Any waiver must be in writing.

         SECTION 12. If any provision of this  Debenture is invalid,  illegal or unenforceable,  the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance,  it shall  nevertheless remain applicable to all other persons and  circumstances.  If it shall be found that any interest or other amount deemed  interest due  hereunder  shall violate applicable laws governing  usury,  the applicable rate of interest due hereunder shall  automatically be lowered to equal the maximum permitted rate of interest.
The Obligor  covenants  (to the extent that it may lawfully do so) that it shall not at any time insist upon,  plead, or in any manner  whatsoever  claim or take the benefit or advantage of, any stay, extension or usury law or other law which would  prohibit  or forgive  the  Obligor  from paying all or any portion of the principal of or interest on this  Debenture  as  contemplated  herein,  wherever enacted,  now or at any time  hereafter  in  force,  or  which  may  affect  the covenants or the performance of this  indenture,  and the Obligor (to the extent it may lawfully do so) hereby  expressly waives all benefits or advantage of any such law,  and  covenants  that it will not, by resort to any such law,  hinder, delay or impeded the  execution of any power herein  granted to the Holder,  but will  suffer and permit  the  execution  of every such as though no such law has been enacted.

         SECTION 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business  Day,  such payment shall be made on the next succeeding Business Day.

         SECTION 14. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
WAIVE  THE  RIGHT  ANY OF THEM  MAY HAVE TO A TRIAL  BY JURY IN  RESPECT  OF ANY
LITIGATION  BASED  HEREON OR ARISING OUT OF,  UNDER OR IN  CONNECTION  WITH THIS
AGREEMENT  OR ANY  TRANSACTION  DOCUMENT  OR ANY  COURSE OF  CONDUCT,  COURSE OF
DEALING,  STATEMENTS  (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS
PROVISION  IS  A  MATERIAL  INDUCEMENT  FOR  THE  PARTIES'  ACCEPTANCE  OF  THIS
AGREEMENT.

                                       16

         IN WITNESS  WHEREOF,  the Obligor has caused this  Secured  Convertible
Debenture to be duly  executed by a duly  authorized  officer as of the date set forth above.

                                     ENCLAVES GROUP, INC.

                                     By:  /s/ Daniel G. Hayes
                                          ----------------------
                                     Name:    Daniel G. Hayes
                                     Title:   President and CEO

                                       17

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)

TO:

         The undersigned hereby irrevocably elects to convert $ of the principal amount of the above  Debenture  into Shares of Common  Stock of Enclaves  Group,
Inc.,  according to the conditions  stated  therein,  as of the Conversion  Date written below.

CONVERSION DATE:                          ______________________________________
APPLICABLE CONVERSION PRICE:              ______________________________________
SIGNATURE:                                ______________________________________
NAME:                                     ______________________________________
ADDRESS:                                  ______________________________________
AMOUNT TO BE CONVERTED:                   $_____________________________________
AMOUNT OF DEBENTURE UNCONVERTED:          $_____________________________________
CONVERSION PRICE PER SHARE:               $_____________________________________
NUMBER OF  SHARES OF COMMON  STOCK TO BE  ______________________________________
ISSUED:                                   ______________________________________
PLEASE  ISSUE THE SHARES OF COMMON STOCK  ______________________________________
IN  THE   FOLLOWING   NAME  AND  TO  THE  ______________________________________
FOLLOWING ADDRESS:                        ______________________________________
ISSUE TO:                                 ______________________________________
AUTHORIZED SIGNATURE:                     ______________________________________
NAME:                                     ______________________________________
TITLE:                                    ______________________________________
PHONE NUMBER:                             ______________________________________
BROKER DTC PARTICIPANT CODE:              ______________________________________
ACCOUNT NUMBER:                           ______________________________________